Irrevocable Proxy

This Irrevocable Proxy (this "**Agreement**") is made this 11 th day of 11, 2019 by the undersigned in favor of Guy Nissensohn ("Nissensohn").

Preamble

WHEREAS, Nissensohn is the Chief Executive Officer and director of Creations, Inc. ("**Creations Inc.**" or the "**Company**"), a Delaware corporation;

WHEREAS, the undersigned own shares and warrants of Creations, Inc. common stock;

WHEREAS, the undersigned agrees that as a condition to the exchange of shares between Yetsira Holdings, Ltd and the Company's common stock, the undersigned hereby grants Nissensohn the undersigned's proxy, which proxy shall be deemed to be irrevocable and coupled with an interest, upon the terms and subject to the conditions hereinafter set forth;

NOW THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. **Appointment**. The undersigned hereby appoints Nissensohn with full power of substitution, and their respective assigns, as the undersigned's proxy over the shares of Creations, Inc. common stock listed next to their name on the signature page (the "Shares") and over which the undersigned has proxy authority, with full voting power over such shares in any and all matters. The undersigned also hereby grants Nissensohn, the authority to execute any and all consents relating to such shares of common stock. This Agreement is coupled with an interest and is irrevocable. The term of this Agreement shall be seven (7) years from the date hereof unless earlier terminated by the parties hereto by mutual agreement or unless the Share are sold to a non-affiliated party.

2. **Warrants**. In the event that the undersigned exercises any warrants owned by him, this Irrevocable Proxy shall be applicable to the shares received upon exercise.

3. **Successors and Assigns**. This Agreement shall be binding on the parties and their legal successors and assigns.

4. **Governing Law**. This Agreement shall be governed by the laws of the State of Delaware as applied to agreements entered into and performed in such state.

5. **Indemnity**. The undersigned hereby agrees to indemnify and hold Nissensohn harmless against any liabilities, damages, costs, fees and any other expenditure, which

each of them may incur or suffer as a consequence of the lawful execution and carrying out of the provisions of this Agreement.

6. **Confirmation**. The undersigned hereby ratifies and confirms and agrees to ratify and confirm whatsoever shall be lawfully done by Nissenon under or by virtue of this Agreement.

7. **Ownership**. The undersigned represents and warrants that he is the sole holder of the shares of common stock set forth next to the undersigned's name and that Nissensohn will remain entitled to exercise the voting rights attached thereto as the undersigned's proxy throughout the term of this Agreement.

IN WITNESS WHEREOF, the undersigned has set his hand and seal as of the day and year first above written.

Name : ILAN ARAD KESHET

Date : 11/11/2012

80,903 Shares of Creations, Inc. common stock.

Irrevocable Proxy

This Irrevocable Proxy (this "**Agreement**") is made this 11 th day of November 2019 by the undersigned in favor of Guy Nissensohn ("Nissensohn").

Preamble

WHEREAS, Nissensohn is the Chief Executive Officer and director of Creations, Inc. ("**Creations Inc.**" or the "**Company**"), a Delaware corporation;

WHEREAS, the undersigned own shares and warrants of Creations, Inc. common stock;

WHEREAS, the undersigned agrees that as a condition to the exchange of shares between Yetsira Holdings, Ltd and the Company's common stock, the undersigned hereby grants Nissensohn the undersigned's proxy, which proxy shall be deemed to be irrevocable and coupled with an interest, upon the terms and subject to the conditions hereinafter set forth;

NOW THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. **Appointment**. The undersigned hereby appoints Nissensohn with full power of substitution, and their respective assigns, as the undersigned's proxy over the shares of Creations, Inc. common stock listed next to their name on the signature page (the "Shares") and over which the undersigned has proxy authority, with full voting power over such shares in any and all matters. The undersigned also hereby grants Nissensohn, the authority to execute any and all consents relating to such shares of common stock. This Agreement is coupled with an interest and is irrevocable. The term of this Agreement shall be seven (7) years from the date hereof unless earlier terminated by the parties hereto by mutual agreement or unless the Share are sold to a non-affiliated party.

2. **Warrants**. In the event that the undersigned exercises any warrants owned by him, this Irrevocable Proxy shall be applicable to the shares received upon exercise.

3. **Successors and Assigns**. This Agreement shall be binding on the parties and their legal successors and assigns.

4. **Governing Law**. This Agreement shall be governed by the laws of the State of Delaware as applied to agreements entered into and performed in such state.

5. **Indemnity**. The undersigned hereby agrees to indemnify and hold Nissensohn harmless against any liabilities, damages, costs, fees and any other expenditure, which

each of them may incur or suffer as a consequence of the lawful execution and carrying out of the provisions of this Agreement.

6. **Confirmation**. The undersigned hereby ratifies and confirms and agrees to ratify and confirm whatsoever shall be lawfully done by Nissenon under or by virtue of this Agreement.

7. **Ownership.** The undersigned represents and warrants that he is the sole holder of the shares of common stock set forth next to the undersigned's name and that Nissensohn will remain entitled to exercise the voting rights attached thereto as the undersigned's proxy throughout the term of this Agreement.

IN WITNESS WHEREOF, the undersigned has set his hand and seal as of the day and year first above written.

Name : Amit Biliger

Date : 11/11/2019

80,903 Shares of Creations, Inc. common stock.

Irrevocable Proxy

This Irrevocable Proxy (this "**Agreement**") is made this 11th day of November 2019 by the undersigned in favor of Guy Nissensohn ("Nissensohn").

Preamble

WHEREAS, Nissensohn is the Chief Executive Officer and director of Creations, Inc. ("**Creations Inc.**" or the "**Company**"), a Delaware corporation;

WHEREAS, the undersigned own shares and warrants of Creations, Inc. common stock;

WHEREAS, the undersigned agrees that as a condition to the exchange of shares between Yetsira Holdings, Ltd and the Company's common stock, the undersigned hereby grants Nissensohn the undersigned's proxy, which proxy shall be deemed to be irrevocable and coupled with an interest, upon the terms and subject to the conditions hereinafter set forth;

NOW THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. **Appointment**. The undersigned hereby appoints Nissensohn with full power of substitution, and their respective assigns, as the undersigned's proxy over the shares of Creations, Inc. common stock listed next to their name on the signature page (the "Shares") and over which the undersigned has proxy authority, with full voting power over such shares in any and all matters. The undersigned also hereby grants Nissensohn, the authority to execute any and all consents relating to such shares of common stock. This Agreement is coupled with an interest and is irrevocable. The term of this Agreement shall be seven (7) years from the date hereof unless earlier terminated by the parties hereto by mutual agreement or unless the Share are sold to a non-affiliated party.

2. **Warrants**. In the event that the undersigned exercises any warrants owned by him, this Irrevocable Proxy shall be applicable to the shares received upon exercise.

3. **Successors and Assigns.** This Agreement shall be binding on the parties and their legal successors and assigns.

4. **Governing Law**. This Agreement shall be governed by the laws of the State of Delaware as applied to agreements entered into and performed in such state.

5. **Indemnity**. The undersigned hereby agrees to indemnify and hold Nissensohn harmless against any liabilities, damages, costs, fees and any other expenditure, which

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each of them may incur or suffer as a consequence of the lawful execution and carrying out of the provisions of this Agreement.

6. **Confirmation**. The undersigned hereby ratifies and confirms and agrees to ratify and confirm whatsoever shall be lawfully done by Nissenon under or by virtue of this Agreement.

7. **Ownership**. The undersigned represents and warrants that he is the sole holder of the shares of common stock set forth next to the undersigned's name and that Nissensohn will remain entitled to exercise the voting rights attached thereto as the undersigned's proxy throughout the term of this Agreement.

IN WITNESS WHEREOF, the undersigned has set his hand and seal as of the day and year first above written.

Name : shmael yelshevich

Date : 11/11/19

80,903 Shares of Creations, Inc. common stock.

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